                            ASSIGNMENT AGREEMENT

                                                               November 6, 1998

CHASE SECURITIES INC.
DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION
BANKBOSTON ROBERTSON STEPHENS INC.
c/o Chase Securities Inc.
        270 Park Avenue
        New York, New York  10017

Gentlemen:

         This will confirm the understanding and agreement among Chase Securities Inc. ("CSI"), Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and BankBoston Robertson Stephens Inc. ("BankBoston") (collectively, the "Purchasers") and Republic Engineered Steels, Inc., a Delaware corporation (the "Company"), with respect to the agreement by the Purchasers to purchase, in certain circumstances, such principal amount of 9 7/8% First Mortgage Notes Due 2001 (the "Mortgage Notes") of the Company as the Lenders may elect (an "Election") under the terms of the Credit Agreement referred to below pursuant to an assignment by the Company of its right to purchase Mortgage Notes in connection with the Company's tender offer to purchase any and all of the $200,000,000 principal amount of Mortgage Notes for cash at a price of 101% of the principal amount thereof, together with accrued and unpaid interest thereon, upon the terms and subject to the conditions set forth in the Notice of Change of Control and Offer to Purchase dated October 6, 1998 (the "Offer to Purchase"), as the same was amended and supplemented on October 29, 1998 and the same may be hereafter amended, supplemented or modified from time to time in accordance with the terms hereof (the "Tender Offer"). Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement dated as of November 6, 1998 among the Company, the Guarantors named therein, the Lenders named therein, The Chase Manhattan Bank, DLJ Bridge Finance, Inc. and BankBoston, N.A., as Agents (the "Credit Agreement").

         The Company and the Purchasers each hereby agrees as follows:

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                                      -2-

         1. Purchase Under Assignment.

         (a) Upon the basis of the representations, warranties and agreements of the Company contained herein and in the Credit Agreement subject to all of the terms and conditions of this Agreement and the Credit Agreement, each of the Purchasers agrees, severally and not jointly, that, following the Election, it shall purchase, and the Company shall assign to the Purchasers on such basis, up to each Purchaser's Proportionate Share (as defined below) of such aggregate principal amount of Mortgage Notes as may be purchased, in light of the Election, at a purchase price of $1,010 per $1,000 principal amount of Mortgage Notes, plus all accrued interest on the Mortgage Notes since June 15, 1998 to the payment date under the Tender Offer (the "Purchase Price") pursuant to the Tender Offer; provided that the aggregate Purchase Price paid by a Purchaser shall not exceed its Proportionate Share of the sum of (x) $202,000,000 and (y) accrued and unpaid interest on the Mortgage Notes since June 15, 1998 to the payment date under the Tender Offer. To the extent the Lenders make such Election, the Company shall, prior to the acceptance for payment Mortgage Notes validly tendered and not properly withdrawn pursuant to the Tender Offer, hereby assign (the "Assignment") all or a portion (as specified by the Election) of its right to purchase Mortgage Notes validly tendered and not properly withdrawn pursuant to the Tender Offer on the Expiration Date to the Purchasers, and the Purchasers shall make the required payment of the Purchase Price to the Paying Agent (as defined in the Offer to Purchase), in accordance with the terms of this Agreement and the Indenture. Mortgage Notes purchased hereunder by the Purchasers are referred to herein as the "Purchased Notes." "Proportionate Share" means, with respect to CSI, 60%; with respect to DLJ, 32%; and with respect to BankBoston, 8%.

         (b) Delivery of and payment for the Mortgage Notes to be purchased by a Purchaser under Section 1(a) shall be made on the initial Borrowing Date (as specified in the Credit Agreement) (the "Closing Date"). Delivery of such Mortgage Notes shall be made to a Purchaser against payment by such Purchaser of the purchase price therefor by wire transfer in immediately available funds wired to the Paying Agent in accordance with the written instructions of the Company delivered as soon as practicable prior to the Closing Date, which written instructions shall specify the aggregate Purchase Price. Delivery of such Mortgage Notes in definitive form shall be made at such location in New York, New York as each Purchaser shall reasonably designate on the Closing Date and shall be registered in such names and in such denominations as such Purchaser may request on or in advance of the Closing Date subject to the terms of the Existing Notes Indenture governing such Mortgage Notes (referred to herein as the "Indenture"). The Company agrees to use its reasonable best efforts to have such Mortgage Notes available for inspection and checking by each Purchaser in New York, New York, not later than 1:00 P.M. on the Business Day prior to the Closing Date. The Mortgage Notes shall have attached thereto the restrictive legend required under the terms of the Indenture.

         (c) The obligations of each Purchaser under this Agreement shall be subject to the accuracy of the representations and warranties of the Company contained herein as of the date hereof and as of the Closing Date as if made on and as of such date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company of its covenants and agreements hereunder and to the conditions set forth in Section 3.1A of the Credit Agreement applicable to the Initial Loans to be made on the Closing Date.

         (d) Each Purchaser represents and warrants that this Agreement has been duly authorized, executed and delivered by such Purchaser and is enforceable against such Purchaser in accordance with its terms, except as enforceability hereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         2. Fees. [INTENTIONALLY OMITTED]

         3. Certain Payments.

         (a) By the Purchasers. [INTENTIONALLY OMITTED]

         (b) By the Company. (i) [INTENTIONALLY OMITTED]

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                                   -4-

         (ii) In the event that the Purchased Notes are redeemed, defeased, purchased, accelerated or otherwise retired (in any such case, "Retired") by the Company in a manner such that the gross proceeds per $1,000 principal amount of Purchased Notes (exclusive of accrued interest on such Purchased Notes) (the "Per Note Proceeds") is less than the Purchase Price (exclusive of the amount of accrued interest included therein), the Company agrees to promptly pay to each Purchaser in cash at such time, by wire transfer of immediately available funds, an amount (the "Premium Make-Whole Payment") equal to the product of (A) the aggregate principal amount of Purchased Notes acquired by such Purchaser on the Closing Date and so Retired, whether or not then owned by such Purchaser, divided by $1,000 and (B) (1) if the Per Note Proceeds are greater than $1,000, the difference between the Purchase Price (exclusive of the amount of accrued interest included therein) and the Per Note Proceeds or (2) if the Per Note Proceeds are $1,000 or less, $10.00.

         4. Nature of Obligations. All amounts owing by the Company under
Section 3(b) and under the Purchased Notes and the Indenture are cumulative. The Company's obligations hereunder are intended to be the "Obligations" referred to in the Credit Agreement and, as such, shall be secured by the Collateral and guaranteed by the Guarantors. In the event of an acceleration of the Mortgage Notes, all amounts owing under Section 3(b)(i) shall continue to accrue and be payable and shall be of the character of interest and any amounts owing under
Section 3(b)(ii) shall be deemed to be ipso facto due and payable, without the necessity of acceleration, demand or presentment.

         5. Put Right.

         (a) Subject to all of the terms and conditions of this Section 5, the Company hereby grants to the Purchasers the right and option (but not the obligation) (the "Put Right"), at any time following an Event of Default and (only to the extent there are any Loans outstanding) an acceleration of the Loans, to cause the Company to purchase all or a portion of the Purchased Notes held by the Purchasers at a purchase price per $1,000 principal amount of Purchased Notes equal to the sum of (x) $1,010 and (y) the amount of all accrued and unpaid interest on the Purchased Notes; provided that if the Company does not pay the purchase price for the Purchased Notes subject to such Put Notice by the fifth business day following delivery of such Put Notice, then the Purchaser will be free to sell such Purchased Notes. The Put Right may be exercised only by delivery of a written notice to the Company (a "Put Notice") upon any acceleration under the Credit Agreement or, if no Loans are outstanding under the Credit Agreement, upon the demand of Purchasers holding Purchased Notes representing 25% of the aggregate principal amount of Purchased Notes.

         (b) Immediately upon any exercise of the Put Right, (i) the Put Price shall be immediately due and payable and the Company shall be required to deliver payment to the Purchasers of the purchase price for the Purchased Notes in immediately available funds, by wire transfer to an account designated in writing by the Purchasers and (ii) the Purchasers shall sell, transfer, and assign the Purchased Notes being purchased by the Company free and clear of any adverse claims or encumbrances arising through it, duly endorsed or together with a standard bond power duly endorsed in blank (or otherwise through the facilities of a Book-Entry Transfer Facility).

         6. Exchange Right. [INTENTIONALLY OMITTED]

         7. Legended Securities; Rule 144 and Rule 144A. The Purchased Notes shall bear the legend relating to restrictions under the Securities Act of 1933 (the "Securities Act") required by the supplemental indenture dated November 4, 1998 to the Indenture. The Company shall use its reasonable best efforts to file the reports required to be filed by it under the Indenture under the Securities Exchange Act of 1934 (the "Exchange Act") in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the written request of any holder of Purchased Notes, make publicly available other information so long as necessary to permit sales of such holder's securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any holder of Purchased Notes may reasonably request, all to the extent required from time to time to enable such holder to sell Purchased Notes without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Upon the written request of any holder of Purchased Notes, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities pursuant to the Securities Act or the Exchange Act.

         8. Representations and Warranties of the Company. All of the representations and warranties set forth in the Credit Agreement as of the Closing Date are incorporated herein by reference for the benefit of the Purchasers. The Company further represents and warrants to each of the Purchasers that as of the date hereof and at the Closing Date:

         (a) The Company has the corporate power and authority to take, and has taken, all necessary corporate action to authorize (i) the Tender Offer (including the financing therefor described in the Offering Materials (as defined below)), (ii) the purchase by the Company of Mortgage Notes pursuant to the Tender Offer and (iii) the execution, delivery and performance of this Agreement, and this Agreement has been duly executed and delivered on behalf of the Company and is a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except to the extent that such enforceability may be affected by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and except as the enforceability of indemnification and contribution provisions may be limited by public policy considerations.

         (b) In connection with the Tender Offer and the Alternate Tender Offer, the Company has complied, and will continue to comply, in all material respects with the applicable sections of the Exchange Act. The Offering Materials do not contain and will not contain any untrue in-formation or untrue statement of a material fact, and do not omit and will not omit to state any information or a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading.

         (c) The Tender Offer (including any financing therefor as described in the Offering Materials), the purchase by the Company of Notes pursuant to the Tender Offer, and the execution, delivery and performance of this Agreement by the Company comply and will continue to comply in all material respects with all applicable requirements of Federal, state and local law, including, without limitation, any applicable regulations of the Commission and Other Agencies, and all applicable judgments, orders or decrees; and no consent, authorization, approval, order, exemption, registration, qualification or other action of, or filing with or notice to ("Consents"), the Commission or any Other Agency is required in connection with the execution, delivery and performance of this Agreement by the Company, the making or consummation by the Company of the Tender Offer or the consummation of the other transactions contemplated by this Agreement assuming compliance by the Purchasers with the terms thereof and except for such Consents as may be required under state securities or "blue sky" laws and except for such Consents as may be required to perform any registration requirements under the Securities Act.

         (d) The Tender Offer (including any financing therefor as described in the Offering Materials), the purchase of Mortgage Notes by the Company pursuant to the Tender Offer, and the execution, delivery and performance of this Agreement by the Company do not and will not conflict with or result in a breach of any of the terms or provisions of or constitute a default (with or without due notice and or lapse of time) under, (i) the certificate of incorporation or by-laws (or similar organizational documents) of the Company or any of its subsidiaries, (ii) any loan or credit agreement, indenture, mortgage, note or other loan or credit agreement, indenture, mortgage, note or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or any of their respective properties or assets is or may be bound except, in each case, for such conflicts, breaches and defaults as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

         (e) The Company will make, as required by applicable law or regulation, any and all necessary amendments or supplements to the Offering Materials, and the Company will file, as required by applicable law or regulation, any and all necessary amendments or supplements to any documents filed with the Commission or other Tribunals relating to the Tender Offer, and will promptly furnish to each of you as many true and complete copies as each of you may request of each such amendment and supplement upon the filing thereof.

         (f) No stop order, restraining order or denial of an application for approval has been issued and no proceedings, litigation or investigation have been initiated or, to the Company's knowledge, threatened before the Commission or any other Tribunals with respect to the making or consummation of the Tender Offer (including the obtaining or use of funds to purchase Mortgage Notes) or the execution, delivery and performance of this Agreement or the consummation of the other transactions contemplated by this Agreement or with respect to the ownership of Notes by the Company or any of its subsidiaries or affiliates.

         (g) No form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) was used by the Company, or any of its representatives in connection with the assignment of Mortgage Notes pursuant to this Agreement, including, but not limited to, articles, notices or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

         (h) The Offering Memorandum, as supplemented or amended at any time (as defined in Section 9(e)), as of its date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         9. Certain Covenants of the Company. The Company covenants with each of the Purchasers to comply with all covenants contained in the Indenture and the Credit Agreement and, in addition, as follows:

         (a) If, during the Tender Offer and for such period of time thereafter as Offering Materials are either (i) being used or (ii) required by law to be delivered in connection therewith, any event occurs as a result of which it shall be necessary to amend or supplement any Offering Materials in order to make the statements therein, in light of the circumstances under which they were made, not misleading in any material respect, the Company shall, promptly upon becoming aware of any such event, advise each Purchaser of such event and, as promptly as practicable under the circumstances, prepare and furnish copies to each Purchaser of such amendments or supplements to any such Offering Materials, so that the statements in such Offering Materials, as so amended or supplemented, will not, in light of the circumstances under which they were made, be misleading in any material respect. As used herein, "Offering Materials" shall mean the Offer to Purchase, together with all attachments thereto, and all such other related offering materials, as such materials may be amended, modified or supplemented from time to time.

         (b) The Company shall comply in all material respects with the applicable provisions of the Securities Act and the rules and regulations of the Commission promulgated thereunder, the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and the TIA, in connection with the Offering Materials, the Tender Offer and the transactions contemplated thereby, provided that this covenant shall not obligate the Company to register any securities other than as contemplated by Section 10 hereof.

         (c) All Purchased Notes acquired by the Company after the Closing Date (excluding any Mortgage Notes acquired by the Company pursuant to the Tender Offer) shall be retired and shall not be available for reissuance or resale, notwithstanding any provision in the Indenture to the contrary.

         (d) The Company agrees not to amend or modify the terms of the Tender Offer (including, without limitation, the tender offer consideration) in any material respect without the consent of each Purchaser which consent will not be unreasonably withheld or delayed.

         (e) The Company agrees, at its sole expense, to use its reasonable best efforts to prepare by November 15, 1998 an offering memorandum containing such disclosure as may be required by the Securities Act and other applicable laws and such other disclosure and is appropriate for such a document, under the circumstances, to allow the Purchasers to sell the Purchased Notes pursuant to Rule 144A of, or any other available exemption under, the Securities Act relating to the Purchased Notes (the "Offering Memorandum"). The Company agrees to update the Offering Memorandum as necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to advise the Purchasers promptly of the happening of any event which makes any statement of a material fact made in the Offering Memorandum untrue or which requires the making of any additions to or changes in the Offering Memorandum (as amended or supplemented from time to time) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In the event an Offering Memorandum is not available on or after November 30, 1998, the Company shall be liable to the Purchasers for Liquidated damages at a rate of $.20 per full or partial week per $1,000 principal amount of Purchased Notes held by the Purchasers up to a maximum of $.20 per week or partial week per $1,000 principal amount due to the harm suffered by the Purchasers, which cannot be ascertained with precision. Such damages shall cease to accrue at such time as the Company makes available an Offering Memorandum for use by the Purchasers. All of the procedures set forth in subparagraphs (a), (c), (g), (h), (j), (m), (p) and (q) of Section 11 hereof (other than to the extent applicable strictly to a public offering) shall apply to this subparagraph (e) with only the Purchasers being considered to be Holders for this purpose.

         10. Demand Registration. (a) At any time after the date hereof, the Administrative Agent, on behalf of the Purchasers originally party hereto, may make a written request to the Company for a shelf registration under the Securities Act with respect to all of the Purchased Notes held by such Purchaser or any other Person. The Company agrees to file with the Commission no later than the latest of (x) the Securities Demand Date or (y) 60 days after such request (the "Shelf Filing Date"), a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Purchased
Notes (the "Shelf Registration"). The Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Purchased Notes for resale by holders of Purchased Notes ("Holders") in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Company shall not permit any securities other than the Purchased Notes to be included in the Shelf Registration. The Company shall use its reasonable best efforts to cause the Shelf Registration to be declared effective under the Securities Act on or prior to the 150th day after such request (the "Shelf Effectiveness Date") and to keep such Shelf Registration continuously effective under the Securities Act until the date which is two years from the Closing Date (the "Shelf Termination Date"), or such shorter period ending when all Purchased Notes covered by such Shelf Registration have been sold in the manner set forth and as contemplated in such Shelf Registration. If a Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time prior to the Shelf Termination Date (other than because of the sale of all Purchased Notes covered by such Shelf Registration in the manner set forth and as contemplated in such Shelf Registration) the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 45 days of such cessation of effectiveness amend such Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof. The Company shall promptly supplement and amend a Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Purchased Notes covered by such Registration Statement or by any underwriter of such Purchased Notes.

         (b) The Company agrees not to effect any sale or distribution of any debt securities in customary high yield or mezzanine public or private markets prior to the Conversion Date (except for the purpose of funding a Redemption and refinancing the Loans), for so long as any Purchased Notes are outstanding, without the consent of the Required Lenders.

         (c) The Company agrees that the Holders will suffer damages if the Company fail to fulfill their obligations to holders of Purchased Notes under this Section 10 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Company agrees to pay liquidated damages to the Holders ("Liquidated Damages") under the circumstances and to the extent set forth below:

         (i) if the Shelf Registration has not been filed on or prior to the Shelf Filing Date, then commencing on the day after such Shelf Filing Date, Liquidated Damages shall be accrued on the Purchased Notes over and above the accrued interest at a rate of $.20 per full or partial week per $1,000 principal amount of Purchased Notes;

         (ii) if such Shelf Registration has been filed but has not been declared effective on or prior to such Shelf Effectiveness Date, then commencing on the day after such Shelf Effectiveness Date Liquidated Damages shall be accrued on the Purchased Notes over and above the accrued interest at a rate of $.20 per full or partial week per $1,000 principal amount of Purchased Notes; and

         (iii) if a Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time prior to the Shelf Termination Date, then Liquidated Damages shall be accrued on the Purchased Notes affected thereby over and above the accrued interest at a rate of $.20 per full or partial week per $1,000 principal amount of Purchased Notes;

provided, however, that in no event shall the amount of Liquidated Damages exceed $.20 per full or partial week per $1,000 principal amount of Purchased Notes; and provided, further, however, that (1) upon the filing of a Shelf Registration (in the case of (i) above) or (2) upon the effectiveness of a Shelf Registration (in the case of (ii) above), Liquidated Damages on the Purchased Notes as a result of such clause, as the case may be, shall cease to accrue.

         Notwithstanding the foregoing provisions of Section 10(c), the Company may issue a notice that the Shelf Registration Statement is unusable pending the announcement of a material corporate transaction or development and may issue any notice suspending use of the Shelf Registration Statement required under applicable securities laws to be issued and, in the event that the aggregate number of days in any consecutive twelve-month period for which all such notices are issued and effective does not exceed 30 days in the aggregate, then Liquidated Damages shall cease to accrue during such period in which such notices are issued and effective.

         11. Registration Procedures. In connection with the filing of any registration statement for a Shelf Registration (a "Registration Statement"), the Company shall as expeditiously as possible:

         (a) Prepare and file with the Commission prior to the Shelf Filing Date, a Registration Statement, and use every reasonable effort to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, before filing any Registration Statement or Prospectus or any amendments or supplements thereto (not including documents that would be incorporated or deemed to be incorporated therein by reference), the Company shall afford the Inspectors (as defined), if any, an opportunity to review, promptly, copies of all such documents proposed to be filed; provided, however, that the Company shall not be required to afford such persons an opportunity to review a copy of
     (i) any such document that has not been materially changed from a copy of such document that such person was previously afforded an opportunity to review and (ii) any amendments or supplements to a Registration Statement or Prospectus which are made solely as a result of any filing by the Company of reports required to be filed pursuant to the Exchange Act.

         (b) Prepare and file with the Commission such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the time periods prescribed hereby; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the Commission promulgated thereunder applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented.

         (c) Notify the selling Holders, their counsel and the managing underwriters, if any, promptly (but in any event within two business days after becoming aware thereof), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules but excluding documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Purchased Notes covered by such Registration Statement the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by subparagraph (o) below cease to be true and correct, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of such Registration Statement or any of the Purchased Notes for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of such Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) of the Company's reasonable determination that a post-effective amendment to such Registration Statement would be appropriate.

         (d) Use its best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Purchased Notes for sale in any jurisdiction, and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment.

         (e) If requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of the Purchased Notes being sold in connection with an underwritten offering, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters, if any, or such Holders reasonably request to be included therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to such Registration Statement.

         (f) Furnish to each selling Holder who so requests and to counsel and each managing underwriter, if any, without charge, one conformed copy of the Registration Statement and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

         (g) Deliver to each selling Holder, their counsel and the underwriters, if any, without charge, as many copies of each Prospectus (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling holders of Purchased Notes and the underwriters or agents, if any, in connection with the offering and sale of the Purchased Notes covered by such Prospectus and any amendment or supplement thereto until such time as the Company have notified the holders to discontinue the use of such Prospectus.

         (h) Prior to any public offering of Purchased Notes, to register or qualify, and to cooperate with the selling

     Holders, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Purchased Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, or the managing underwriters reasonably request in writing; provided that where Purchased Notes are offered other than through an underwritten offering, the Company agree to cause their counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this subparagraph (h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Purchased Notes covered by the applicable Registration Statement; provided, however, that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) become subject to taxation in any such jurisdiction where it is not then so subject.

         (i) Cooperate with the selling Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Purchased Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company ("DTC"); and enable such Purchased Notes to be in such denominations and registered in such names as the managing underwriters, if any, or selling Holders of Purchased Notes may reasonably request at least two business days prior to any sale of Purchased Notes.

         (j) Upon the occurrence of any event contemplated by subparagraph
     (c)(v) or (vi), as promptly as practicable prepare and file with the Commission, at the expense of the Company, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Purchased Notes being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (k) Cooperate with each selling Holder covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Purchased Notes and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

         (l) If requested by holders of a majority in aggregate principal amount of Purchased Notes covered by such Registration Statement, enter into an underwriting agreement in form, scope and substance as is customary in underwritten offerings and take all such other actions as are reasonably requested by the managing underwriters in order to expedite or facilitate the registration or the disposition of such Purchased Notes, and in such connection, (i) make such representations and warranties to the underwriters, with respect to the business of the Company and its subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by an issuer to underwriters in underwritten offerings of securities similar to the Registrable Security, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by underwriters; (iii) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of securities similar to the Purchased Notes; and (iv) if an underwriting agreement is en-tered into, the same shall contain indemnification provisions and procedures no less favorable generally than those set forth in Section 13 (or such other less favorable provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Purchased Notes covered by such Registration Statement and the managing underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

         (m) Make available for inspection by a representative of the selling Holders, any underwriter participating in any such disposition of Purchased Notes, if any, and any attorney or accountant or other agent retained by any such representative of such selling Holders or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and their subsidiaries, and cause the officers, directors and employees of the Company and their subsidiaries to supply all information, in each case reasonably requested by any such Inspector in connection with such Registration Statement; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information, shall be kept confidential by such Inspector unless (i) disclosure of such information is required by court or administrative order, (ii) disclosure of such information is otherwise required by law, (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Inspector. Each selling Holder will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public. Each selling Holder will be required to further agree that it will, upon learning that disclosure of any such information is sought in a court or administrative tribunal of competent jurisdiction, give notice to the Company and allow the Company to undertake appropriate action to prevent disclosure of the information deemed confidential at its expense and will use reasonable efforts to cooperate with the Company in attempting to prevent such disclosure.

         (n) Comply with all applicable rules and regulations of the Commission and make generally available to its securityholders earnings statements satisfying the provisions of Section 10(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Purchased Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

         (o) Use its reasonable best efforts to take all other steps reasonably necessary to effect the registration of the Purchased Notes covered by a Registration Statement contemplated hereby.

         (p) The Company may require each selling Holder as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Purchased Notes as the Company may, from time to time, reasonably request in writing and to otherwise cooperate in the preparation of the Registration Statement. The Company may exclude from such registration the Purchased Notes of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request. If the identity of a seller of Purchased Notes is to be disclosed in a registration statement, such selling holder shall be permitted to include all information regarding such seller as it shall reasonably request. At any time during the effectiveness of any Registration Statement with respect to the Purchased Notes, any selling Holder becomes aware of any change materially affecting the accuracy of the information contained in the Registration Statement or related Prospectus, such Holder will notify the Company of such change.

         (q) Each Holder, upon receipt of any notice from the Company of the happening of any event of the kind described in subparagraph (c), will forthwith discontinue disposition of such Purchased Notes covered by such Registration Statement or Prospectus, until such Holder's receipt of the copies of the supplemented or amended Pro-spectus contemplated by subparagraph (c), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed. In the event the Company shall give any such notice, the Shelf Termination Date shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Purchased Notes covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c) or the Advice.

         12. Registration Expenses. All fees and expenses, other than underwriting discounts and commissions and transfer taxes, incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company, jointly and severally, whether or not a Registration Statement is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Purchased Notes), (ii) printing expenses (including, without limitation, expenses of printing certificates for Purchased Notes in a form eligible for deposit with DTC and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or by the Holders of a majority in aggregate principal amount of the Purchased Notes included in the Registration Statement), (iii) reasonable fees and disbursements of one counsel for the Company and reasonable fees and disbursements of counsel for the sellers of Purchased Notes, (iv) fees and disbursements of all independent certified public accountants referred to herein (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (v) the fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Rule 2720 of the Conduct Rules of the NASD, (vi) rating agency fees,
(vii) fees and expenses of all other Persons retained by the Company, (viii) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties) and (ix) the expense of any annual audit (collectively, "Registration Expenses").

         In connection with any Registration Statement hereunder or any amendment thereto, the Company shall reimburse the holders of the Purchased Notes being registered in such registration for the reasonable fees and disbursements of not more than one counsel chosen by the Holders of a majority in aggregate principal amount of the Purchased Notes to be included in such Registration Statement and other reasonable out-of-pocket expenses of the holders of Purchased Notes incurred in connection with the registration of the Purchased Notes.

         13. Indemnification and Contribution.

         (a) (i) The Company agrees to hold harmless and indemnify the Purchasers and any affiliated company and each officer, director, partner, employee, affiliate or agent of the Purchasers or any of such affiliated companies and any entity or person controlling (within the meaning of Section 20(a) of the Exchange Act) the Purchasers (collectively, the "Participants"), from and against any and all Losses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation or proceeding, commenced or threatened, or any claims whatsoever whether or not resulting in any liability) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Tender Offer Materials, in the Offering Memorandum, in any Registration Statement or prospectus filed pursuant to Section 10 hereof or in any other material used by the Company, or authorized by the Company for use, in connection with the Tender Offer or the transactions contemplated thereby, or arising out of or based upon the omission or alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than statements or omissions made in reliance upon information furnished by the Purchasers to the Company expressly for use therein).

         (ii) By its acceptance of the rights under Section 10 hereof, each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, their respective directors and officers and each person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Holder, but only (i) with reference to information relating to such Holder furnished to the Company in writing by or on behalf of such Holder expressly for use in any Registration Statement or prospectus filed pursuant to
Section 10 hereof, any amendment or supplement thereto, or any preliminary prospectus or (ii) with respect to any untrue statement or representation made by such Holder in writing to the Company. The liability of any Holder under this paragraph shall in no event exceed the proceeds received by such Holder from sales of Mortgage Notes giving rise to such obligations.

         (b) The Company and the Holders agree that if any indemnification sought by any indemnified person pursuant to Section 13(a) is unavailable for any reason or insufficient to hold such indemnified person harmless, then the Company and the Purchasers shall contribute to the Losses for which such indemnification is held unavailable or insufficient in such proportion as is appropriate to reflect the relative benefits received (or anticipated to be received) by the Company, on the one hand, and the Holders, on the other hand, in connection with the transactions contemplated by this Agreement or, if such allocation is not permitted by applicable law, not only such relative benefits but also the relative faults of the Company, on the one hand, and the Holders, on the other hand, as well as any other equitable considerations, subject to the limitation that in any event the aggregate contribution by the Holders to all Losses with respect to which contribution is available hereunder shall not exceed the proceeds received by such Holder from sales of Mortgage Notes giving rise to such obligations. It is hereby agreed that the relative benefits of the Company, on the one hand, and the Purchasers, on the other hand, with respect to the Tender Offer and the transactions contemplated thereby shall be deemed to be in the same proportion as (i) the total value paid or proposed to be paid to holders of Notes pursuant to the Tender Offer (whether or not the Tender Offer or such transactions are consummated) bears to (ii) the fees actually received by the Purchasers from the Company in connection with its purchase hereunder.

         (c) The foregoing rights to indemnity and contribution shall be in addition to any other right which indemnified persons may have against an indemnifying person at common law, under the Credit Agreement, the Dealer Manager Agreement or otherwise. If any litigation or proceeding is brought against any indemnified person in respect of which indemnification may be sought against an indemnifying person pursuant to Section 13(a), such indemnified person shall promptly notify such indemnifying person in writing of the commencement of such litigation or proceeding, but the failure so to notify such indemnifying person shall relieve such indemnifying person from any liability which it may have hereunder only if, and to the extent that, such failure results in the forfeiture by such in-demnifying person of substantial rights and defenses, and will not in any event relieve such indemnifying person from any other obligation or liability that it may have to any indemnified person other than under this Agreement. In case any such litigation or proceeding shall be brought against any indemnified person and such indemnified person shall notify an indemnifying person in writing of the commencement of such litigation or proceeding, such indemnifying person shall be entitled to participate in such litigation or proceeding, and, after written notice from such indemnifying person to such indemnified person, to assume the defense of such litigation or proceeding with counsel of its choice at its expense. Notwithstanding the election of an indemnifying person to assume the defense of such litigation or proceeding, such indemnified person shall have the right to employ separate counsel and to participate in the defense of such litigation or proceeding, and such indemnifying person shall bear the reasonable fees, costs and expenses of such separate counsel and shall pay such fees, costs and expenses at least quarterly (provided that with respect to any single litigation or proceeding or with respect to several litigations or proceedings involving substantially similar legal claims, such indemnifying person shall not be required to bear the fees, costs and expenses of more than one counsel for all indemnified persons except where such indemnified person requires local counsel, in which case such indemnifying person shall also be required to bear the fees, costs and expenses of such local counsel) if (i) in the reasonable judgment of such indemnified person the use of counsel chosen by the Company to represent such indemnified person would present such counsel with a conflict of interest, (ii) the defendants in, or targets of, any such litigation or proceeding include both an Indemnified Person and the Company, and such indemnified person shall have reasonably concluded that there may be legal defenses available to it or to other Indemnified Persons which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the Indemnified Person), (iii) such indemnifying person shall not have employed counsel satisfactory to such indemnified person, in the exercise of the indemnified person's reasonable judgment, to represent such indemnified person within a reasonable time after notice of the institution of such litigation or proceeding or (iv) such indemnifying person shall authorize in writing such indemnified person to employ separate counsel at the expense of such indemnifying person. In any action or proceeding the defense of which an indemnifying person assumes, the indemnified person shall have the right to participate in such litigation and retain its own counsel at such indemnified person's own expense. The Company and each of you agree to notify the other promptly of the assertion of any claim against it, any of its officers or directors or any entity or person who controls it within the meaning of Section 20(a) of the Exchange Act in connection with the transactions contemplated by this Agreement. The foregoing indemnification commitments shall apply whether or not the indemnified person is a formal party to such litigation or proceeding.

         (d) The Company agrees to reimburse each Indemnified Person at least quarterly for all expenses (including reasonable fees and disbursements of counsel if authorized pursuant to the preceding paragraph (c)) incurred by such Indemnified Person in connection with investigating, preparing for, defending or providing evidence (including appearing as a witness) with respect to any action, claim, investigation, inquiry, arbitration or other proceeding referred to in this Section whether or not in connection with pending or threatened litigation in which any Indemnified Person is a party.

         (e) Each indemnifying person agrees that it will not, without the indemnified person's prior written consent (which consent shall not be unreasonably withheld or delayed), settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding in respect of which indemnification may be sought hereunder unless such settlement, compromise or consent includes an unconditional release of each indemnified person from all liability arising out of such claim, action or proceeding. No indemnified person seeking indemnification under this Agreement shall, without such indemnifying person's prior written consent (which consent shall not be unreasonably withheld or delayed), settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding in respect of which indemnification may be sought hereunder.

         (f) In addition to the foregoing indemnity, the Company agrees that the indemnity set forth in Section 10.4 of the Credit Agreement will apply to the Purchasers to the same extent and in the same manner in respect of the transactions contemplated hereby as would be the case if such Purchaser were a Lender under the Credit Agreement.

         14. Purchasers' Representation and Warranties. Each Purchaser represents and warrants to, and agrees with, the Company:

         (a) Such Purchaser is a QIB with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Mortgage Notes.

         (b) Such Purchaser (i) is not acquiring the Mortgage Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Mortgage Notes in a transaction that would violate the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction and (ii) will be reoffering and reselling the Mortgage Notes only to (A) QIBs in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A, (B) to non-U.S. Persons in offshore transactions in compliance upon Regulation S under the Securities Act and (C) to "accredited investors" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act that are institutional investors acquiring the Mortgage Notes for their own account or for the account of such an institutional accredited investor, in each case in a minimum principal amount of $250,000, for investment purposes and not with a view to or for offer or resale in connection with any distribution in violation of the Securities Act (such persons described in clauses (A), (B) and (C) being hereafter referred to as "Eligible Purchasers").

         (c) Such Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Securities
Act) has been or will be used by such Purchaser or any of its representatives in connection with the offer and sale of the Mortgage Notes pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

         (d) From and after the date hereof, such Purchaser agrees that such Purchaser will solicit offers to buy the Mortgage Notes only from, and will offer to sell the Mortgage Notes only to, Eligible Purchasers only for so long as they remain legended securities. Such Purchaser further agrees that it will offer to sell the Mortgage Notes only to, and will solicit offers to buy the Mortgage Notes only from Eligible Purchasers to whom a notice has been given that states that such Eligible Purchaser agrees by its purchase and acceptance of Mortgage Notes that (A) such Eligible Purchaser will offer, sell or otherwise transfer such security, prior to the date (the "resale restriction termination date") which is two years after the later of the date of original assignment to the Purchasers and the last date on which the Company or any affiliate of the Company was the owner of this security (or any predecessor of such security), only (a) to the Company, (b) pursuant to a registration statement that has been declared effective under the Securities Act, (c) for so long as the Mortgage Notes are eligible for resale pursuant to Rule 144A, to a person it reasonably believes is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) in offshore transactions to non-U.S. persons in compliance with Regulation S under the Securities Act, (e) to an institutional "accredited investor" within the meaning of Rule 501(a)(1),
(2), (3) or (7) under the Securities Act that is an institutional investor acquiring the security for its own account or for the account of such an institutional accredited investor, in each case in a minimum principal amount of the securities of $250,000, for investment purposes and not with a view to or for offer or sale in connection with any distribution in violation of the Securities Act and has delivered a representation letter in satisfactory form to the Company or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject to clauses (d), (e) or
(f) to require the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them and (B) they will deliver to each person to whom such Mortgage Notes or an interest therein is transferred a notice substantially to the effect of the foregoing.

         (e) Such Purchaser and its affiliates or any person acting on its behalf have not engaged or will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Mortgage Notes.

         15. Termination. This Agreement shall be terminated if the Credit Agreement shall have been terminated or the Tender Offer shall have been consummated without an Election having been made.

         16. Notices. Notice given pursuant to any of the provisions of this Agreement shall be in writing and shall be mailed or delivered (a) to the Company, as set forth in the Credit Agreement; (b) to the Purchasers, as set forth in the Credit Agreement; and (c) to Holders, at their addresses as reflected in any securities register. Any notice given hereunder may be made by telecopier or telephone, but if so made shall be subsequently confirmed in writing.

         17. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company and its officers and the Purchasers set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Purchasers or any of its officers, directors, employees and agents or any controlling person referred to in Section 10, and
(ii) consummation of the Tender Offer or any of the other Transactions. The respective agreements, covenants, indemnities and other statements set forth in
Section 8 shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

         18. Applicable Law. The validity and interpretation of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York.

         19. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         20. Successors and Assigns. This Agreement shall inure to the benefit of and shall be binding upon the Purchasers, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that the indemnities and provisions contained in Sections 11, 12 and 13 shall also be for the benefit of any other Person referred to therein. Notwithstanding anything herein to the contrary, the Purchasers will be free to sell Purchased Notes, subject to applicable Securities Act restrictions. The Purchasers may assign their rights under any of Sections 6 (subject to the limitations set forth herein), 11 and 12 to a Permitted Assignee. Any assignment of rights under Sections 11, 12 and 13 (to the extent relating to Sections 11 and 12) shall be automatic and coincident to the transfer of any Purchased Notes provided that a Holder's rights under Section 13 shall be limited in all cases to matters arising out of or based upon a Registration Statement or prospectus filed pursuant to Section 10. A "Permitted Assignee" shall mean a Person to whom Purchased Notes are being sold in compliance with applicable securities law restrictions and, in the case of Section 6, is also a Lender under the Credit Agreement.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among Purchasers and the Company in accordance with its terms.

                                            Very truly yours,

                                            REPUBLIC ENGINEERED STEELS, INC.

                                            By: /s/ David Blitzer
                                               --------------------------------
                                                Name:  David Blitzer
                                                Title: Secretary

Confirmed and accepted as of
the date first above written:

CHASE SECURITIES INC.

By: /s/ Jeffrey Blumin
    --------------------------------
    Name:  Jeffrey Blumin
    Title: Vice President


DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION

By: /s/ Cameron Fleming
    --------------------------------
    Name:  Cameron Fleming
    Title: Vice President


BANKBOSTON ROBERTSON STEPHENS INC.

By: /s/ Theodore J. Davies
    --------------------------------
    Name:  Theodore J. Davies
    Title: Director